UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant   ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

RUBIUS THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

RUBIUS THERAPEUTICS, INC.
399 Binney Street, Suite 300
Cambridge, Massachusetts 02139
June [•], 2022
To Our Stockholders:
You are cordially invited to attend a Special Meeting of Stockholders of Rubius Therapeutics, Inc. to be held at 9:00 a.m., Eastern time, on Thursday, July 7, 2022 at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210.
The purpose of the Special Meeting is to consider an amendment to the Amended and Restated Certificate of Incorporation of Rubius Therapeutics, Inc. providing for an increase in the number of authorized shares of common stock of the company. The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.
It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by voting your shares over the Internet or by telephone as provided in the instructions set forth on the enclosed proxy card, or by completing, signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.
Thank you for your continued support.
Sincerely,
Pablo J. Cagnoni
President, Chief Executive Officer and Director

RUBIUS THERAPEUTICS, INC.
399 Binney Street, Suite 300
Cambridge, Massachusetts 02139
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on July 7, 2022
To Our Stockholders:
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Rubius Therapeutics, Inc. (the “Company”) will be held at 9:00 a.m., Eastern time, on Thursday, July 7, 2022 at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210. At the Special Meeting, stockholders will consider and vote on the following matters:
1.
the amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 150,000,000 to 300,000,000; and

2.
the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

Stockholders of record at the close of business on Friday, June 17, 2022, are entitled to notice of, and to vote at, the Special Meeting or any postponement, continuation or adjournment thereof. Your vote is important regardless of the number of shares you own.
We urge you to vote your shares over the Internet or by telephone as provided in the instructions set forth on the enclosed proxy card, or complete, date, sign and promptly return the enclosed proxy card whether or not you expect to attend the Special Meeting. A postage-prepaid envelope, addressed to Broadridge Financial Solutions, which is serving as proxy tabulator, has been enclosed for your convenience. If you attend the Special Meeting in person, your proxy will, upon your written request, be returned to you and you may vote your shares in person.
By Order of the Board of Directors,
Pablo J. Cagnoni
President, Chief Executive Officer and Director
Cambridge, Massachusetts
June [•], 2022

i

RUBIUS THERAPEUTICS, INC.
399 Binney Street, Suite 300
Cambridge, Massachusetts 02139
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 7, 2022
This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the board of directors of Rubius Therapeutics, Inc., also referred to in this proxy statement as the “Company,” “Rubius,” “we” or “us,” for use at the Special Meeting of Stockholders to be held at 9:00 a.m., Eastern time, on Thursday, July 7, 2022 at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210, and at any postponement, continuation or adjournment thereof.
This proxy statement and accompanying proxy materials are being mailed to stockholders on or about June [•], 2022.
Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting of Stockholders to be Held on July 7, 2022:
This proxy statement is available for viewing, printing and downloading at www.proxyvote.com.
GENERAL INFORMATION
Who is soliciting my vote?
Our board of directors (the “Board”) is soliciting your vote for the Special Meeting.
When is the record date for the Special Meeting?
The record date for determination of stockholders entitled to vote at the Special Meeting or any postponement, continuation or adjournment thereof is the close of business on June 17, 2022.
How many votes can be cast by all stockholders?
There were [•] shares of our common stock, par value $0.001 per share, outstanding on the record date, all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. No shares of our undesignated preferred stock were outstanding as of the record date.
How is a quorum reached?
Our Amended and Restated Bylaws provide that a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” and broker “non-votes” (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal) are counted as present for purposes of determining whether a quorum is present at the Special Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How do I vote?
If you are the record holder of your shares, you may vote in one of four ways. You may vote by submitting your proxy over the Internet, by telephone, or by mail or you may vote in person at the Special

Meeting. A 16 digit control number that is provided on the enclosed proxy card is needed for voting over the telephone or Internet.
You may vote over the Internet:   If you have Internet access, you may vote your shares from any location in the world by following the “Vote by Internet” instructions set forth on the enclosed proxy card.
You may vote by telephone:   You may vote your shares by following the “Vote by Phone” instructions set forth on the enclosed proxy card.
You may vote by mail:   You may vote by completing, dating and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States.
You may vote in person:   If you attend the Special Meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.
The shares represented by all valid proxies will be voted as specified in those proxies. If the shares you own are held in your name and you return a duly executed proxy without specifying how your shares are to be voted, they will be voted as follows in accordance with the recommendations of our Board:
•
FOR Proposal 1, the approval of the amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 150,000,000 to 300,000,000; and

•
FOR Proposal 2, the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee:   If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.
If the shares you own are held in street name, the bank or brokerage firm, as the record holder of your shares, is required to vote your shares in accordance with your instructions. You should direct your broker how to vote the shares held in your account. If you do not instruct your broker on how to vote your shares, your broker will be able to vote your shares with respect to both proposals to be voted on at the Special Meeting. Therefore, we do not expect any broker “non-votes” at the Special Meeting unless a broker chooses not to vote on a matter for which it has discretionary authority to vote. A broker “non-vote” occurs when a broker submits a proxy form but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.
How do I revoke my proxy or change my vote?
If you are a stockholder of record on the record date for the Special Meeting, you have the power to revoke your proxy at any time before your proxy is voted at the Special Meeting. You can revoke your proxy in one of four ways:
•
providing to our Secretary a signed notice of revocation;

•
granting a new, valid proxy bearing a later date;

•
vote again by telephone or the Internet at a later time; or

•
attend the Special Meeting and vote in person. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Rubius Therapeutics, Inc., 399 Binney Street, Suite 300, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.
If a broker, bank or other nominee holds your shares, you must contact such broker, bank or nominee in order to find out how to change your vote.
What vote is required to adopt each proposal?
The proposal regarding the amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000 requires the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote at the Special Meeting. With respect to the amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000, abstentions will have the same effect as votes against the proposal.
The approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 requires the approval of a majority in voting power of the votes cast affirmatively or negatively by the holders entitled to vote on the proposal. With respect to the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1, abstentions will not affect the voting results.
The votes will be counted, tabulated and certified by the Company’s Secretary, who shall serve as the inspector of elections for the Special Meeting.

PROPOSAL 1 — APPROVAL OF AN AMENDMENT OF THE COMPANY’S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE AUTHORIZED COMMON STOCK
Our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) currently authorizes the issuance of 150,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”). On June 7, 2022, our Board unanimously adopted a resolution approving, and declaring advisable, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 150,000,000 to 300,000,000 and the attendant increase in the number of authorized shares of our capital stock from 160,000,000 to 310,000,000 (the “Share Increase Amendment”). No change to the authorized number of shares of preferred stock is being proposed.
Text of the Amendment
The text of the form of proposed Certificate of Amendment to our Certificate of Incorporation amending the number of authorized shares is attached to this Proxy Statement as Appendix A. If our stockholders approve this Proposal 1, we expect to file the Certificate of Amendment with the Secretary of State for the State of Delaware as soon as practicable following stockholder approval.
Upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the first paragraph of Article IV of our Certificate of Incorporation would read as follows:
“The total number of shares of capital stock which the Corporation shall have authority to issue is three hundred and ten million (310,000,000) of which (i) three hundred million (300,000,000) shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) ten million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).”
Purpose of the Amendment
The Board believes it is in the best interest of us and our stockholders to increase the number of authorized shares of Common Stock to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to: raising additional capital, which is needed to fund our ongoing clinical and nonclinical research programs; making long-term equity incentive awards under our equity compensation plans; attracting and retaining key employees, executive officers and directors; considering potential strategic transactions, including mergers, acquisitions and business combinations; and other general corporate purposes. The Board believes that additional authorized shares of Common Stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that may become available to us.
We have no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock that will result from our adoption of the proposed Share Increase Amendment. Except as otherwise required by law or the Nasdaq listing rules, the newly authorized shares of Common Stock will be available for issuance at the discretion of the Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed Share Increase Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders, any future issuance of additional authorized shares of our Common Stock may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.
Our Board has not proposed the Share Increase Amendment with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of our company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions not inconsistent with its fiduciary duties. We do not have a stockholder rights plan (i.e., a poison pill) and have not made any non-stockholder approved repricings of our equity awards.

The following table illustrates the effect the proposed Share Increase Amendment would have on the number of shares of Common Stock available for issuance, if approved by our stockholders:
	As of May 31, 2022	Upon Effectiveness of Amendment
TOTAL AUTHORIZED SHARES OF COMMON STOCK	150,000,000	300,000,000
Outstanding shares of Common Stock	90,357,032	90,357,032
Shares of Common Stock authorized for future issuance under the Company’s incentive plans	3,811,343	3,811,343
Shares of Common Stock authorized for future issuance under the Company’s employee stock purchase plan	1,573,486	1,573,486
Shares of Common Stock subject to outstanding equity awards under the Company’s incentive plans	20,772,701	20,772,701
TOTAL OUTSTANDING SHARES OF COMMON STOCK, SHARES OF COMMON STOCK SUBJECT TO OUTSTANDING EQUITY AWARDS AND OPTIONS, AND SHARES OF COMMON STOCK AUTHORIZED FOR FUTURE ISSUANCE UNDER THE COMPANY’S INCENTIVE AND EMPLOYEE STOCK PURCHASE PLANS	116,514,562	116,514,562
SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE	33,485,438	183,485,438
Rights of Additional Authorized Shares
The additional 150,000,000 shares of Common Stock authorized for issuance pursuant to the proposed Share Increase Amendment would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock are not entitled to preemptive rights or cumulative voting.
Effect of Approval of Proposed Amendment
If the Share Increase Amendment is approved by stockholders, all other sections of the Certificate of Incorporation would be maintained in their current form. The Share Increase Amendment would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company would do promptly after the Special Meeting, assuming Proposal 1 is approved by our stockholders. In the event that the Share Increase Amendment is not approved by our stockholders at the Special Meeting, the current Certificate of Incorporation would remain in effect in its entirety. Our Board reserves the right, notwithstanding stockholder approval of the Share Increase Amendment and without further action by our stockholders, not to proceed with the Share Increase Amendment at any time before it becomes effective.
Dissenters’ Rights of Appraisal
Under Delaware law, stockholders are not entitled to appraisal rights with respect to the Share Increase Amendment, and we will not independently provide our stockholders with any such right.
Board Recommendation
The Board recommends a vote FOR the approval of the amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 150,000,000 to 300,000,000 and to accordingly increase the number of authorized shares of our capital stock from 160,000,000 to 310,000,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of May 31, 2022 by:
•
each of our directors;

•
each of our NEOs;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known by us to be the beneficial owners of greater than 5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 90,357,032 shares of our common stock outstanding as of May 31, 2022.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of May 31, 2022 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the footnotes to the table below, addresses of named beneficial owners are in care of Rubius Therapeutics, Inc., 399 Binney Street, Suite 300, Cambridge, Massachusetts 02139.
	Shares beneficially owned
Name and address of beneficial owner	Number	Percentage
5% Stockholders:
Entities affiliated with the Flagship Pioneering Funds(1)	38,506,526	42.6%
FMR LLC(2)	13,479,866	14.9%
Baillie Gifford & Co(3)	4,930,859	5.5%
Named Executive Officers and Directors:
Pablo J. Cagnoni, M.D.(4)	4,336,291	4.6%
Jose Carmona(5)	175,000	*
Dannielle Appelhans(6)	—	*
Maiken Keson-Brookes(7)	190,030	*
Laurence Turka, M.D.(8)	272,889	*
Noubar B. Afeyan, Ph.D.(9)	38,606,526	42.7%
Francis Cuss, M.B., B.Chir., FRCP(10)	240,000	*
David R. Epstein(11)	7,700,827	8.3%
Natalie Holles(5)	100,000	*
Anne Prener, M.D., Ph.D.(5)	66,666	*
Michael Rosenblatt, M.D.(5)	250,000	*
Catherine A. Sohn, Pharm.D.(12)	232,500	*
Sir Jonathan R. Symonds, CBE(13)	295,000	*
All executive officers and directors as a group (13 persons)(14)	52,465,729	52.8%

*
Less than 1% of the outstanding shares of our common stock.

(1)
Includes (a) 5,000,000 shares of common stock held by Flagship VentureLabs IV LLC (“VentureLabs IV”), (b) 15,393,593 shares of common stock held by Flagship Ventures Fund IV, L.P. (“Flagship Fund IV”), (c) 3,830,402 shares of common stock held by Flagship Ventures Fund IV-Rx, L.P. (“Flagship Fund IV-Rx”), (d) 5,859,414 shares of common stock held by Flagship Ventures Fund V, L.P. (“Flagship Fund V”), (e) 5,789,414 shares of common stock held by Flagship V VentureLabs Rx Fund, L.P. (“Flagship Fund V-Rx”), and (f) 2,633,703 shares of common stock held by Flagship Ventures Opportunities Fund I, L.P. (“Flagship Opportunities,” and together with VentureLabs IV, Flagship Fund IV, Flagship Fund IV-Rx, Flagship Fund V, and Flagship Fund V-Rx the “Flagship Funds”). Flagship Fund IV is a member of VentureLabs IV and also serves as its manager. Flagship Ventures Fund IV General Partner LLC (“Flagship Fund IV GP”) is the general partner of Flagship Fund IV and Flagship Fund IV-Rx. The general partner of Flagship Fund V and Flagship Fund V-Rx is Flagship Ventures Fund V General Partner LLC (“Flagship Fund V GP”), and the general partner of Flagship Opportunities is Flagship Ventures Opportunities Fund I General Partner LLC (“Flagship Opportunities GP” and together with Flagship Fund IV GP, and Flagship Fund V GP, the “Flagship General Partners”). Noubar B. Afeyan, Ph.D. is one of our directors and is also the sole manager of Flagship Fund IV GP, Flagship Fund V GP and Flagship Opportunities GP. Dr. Afeyan may be deemed to possess sole voting and investment control over the shares held by the Flagship Funds. None of the Flagship General Partners and Dr. Afeyan directly own any of the shares held by the Flagship Funds, and each of the Flagship General Partners and Dr. Afeyan disclaims beneficial ownership of such shares except to the extent of its or his pecuniary interest therein. The address of the entities and individual listed above is 55 Cambridge Parkway, Suite 800E, Cambridge, MA 02142.

(2)
Information herein is based on the Amendment No. 4 to Schedule 13G filed by FMR LLC with the SEC on February 9, 2022. Fidelity Management & Research Company (“FMR Co”), Fidelity Personal Trust Company, FMR Co., Inc, and Strategic Advisors LLC beneficially own shares reported this filing. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company LLC (“FMR Co. LLC”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. This filing reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies (collectively, the “FMR Reporters”). This filing does not reflect securities, if any, beneficially owned by certain other companies whose beneficial ownership of securities is disaggregated from that of the FMR Reporters in accordance with Securities and Exchange Commission Release No. 34-39538 (January 12, 1998). The address of the entities and individuals listed above is 245 Summer Street, Boston, Massachusetts 02210.

(3)
Information herein is based on Amendment No. 3 to Schedule 13G filed by Baillie Gifford & Co. with the SEC on January 26, 2022. Securities reported on this Schedule 13G as being beneficially owned by Baillie Gifford & Co. are held by Baillie Gifford & Co. and/or one or more of its investment adviser subsidiaries, which may include Baillie Gifford Overseas Limited, on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients. The address of the entities and individuals listed above is Carlton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, UK.

(4)
Consists of (a) 29,320 shares of common stock held by Dr. Cagnoni and (b) 4,306,971 shares of common stock underlying options exercisable within 60 days of May 31, 2022.

(5)
Consists of shares of common stock underlying options exercisable within 60 days of May 31, 2022.

(6)
Ms. Appelhans held no options to purchase common stock exercisable within 60 days of May 31, 2022.

(7)
Consists of (a) 5,343 shares of common stock held by Ms. Keson-Brookes and (b) 184,687 shares of common stock underlying options exercisable within 60 days of May 31, 2022.

(8)
Consists of (a) 4,921 shares of common stock held by Dr. Turka and (b) 267,968 shares of common stock underlying options exercisable within 60 days of May 31, 2022.

(9)
Includes (a) 100,000 shares of common stock underlying options held directly by Dr. Afeyan exercisable within 60 days of May 31, 2022, (b) 5,000,000 shares of common stock held by Flagship VentureLabs IV LLC (“VentureLabs IV”), (c) 15,393,593 shares of common stock held by Flagship Ventures Fund IV, L.P. (“Flagship Fund IV”), (d) 3,830,402 shares of common stock held by Flagship Ventures Fund IV-Rx, L.P. (“Flagship Fund IV-Rx”), (e) 5,859,414 shares of common stock held by Flagship Ventures Fund V, L.P. (“Flagship Fund V”), (f) 5,789,414 shares of common stock held by Flagship V VentureLabs Rx Fund, L.P. (“Flagship Fund V-Rx”), and (g) 2,633,703 shares of common stock held by Flagship Ventures Opportunities Fund I, L.P. (“Flagship Opportunities,” and together with VentureLabs IV, Flagship Fund IV, Flagship Fund IV-Rx, Flagship Fund V, and Flagship Fund V-Rx the “Flagship Funds”). Flagship Fund IV is a member of VentureLabs IV and also serves as its manager. Flagship Ventures Fund IV General Partner LLC (“Flagship Fund IV GP”) is the general partner of Flagship Fund IV and Flagship Fund IV-Rx. The general partner of Flagship Fund V and Flagship Fund V-Rx is Flagship Ventures Fund V General Partner LLC (“Flagship Fund V GP”), and the general partner of Flagship Opportunities is Flagship Ventures Opportunities Fund I General Partner LLC (“Flagship Opportunities GP” and together with Flagship Fund IV GP, and Flagship Fund V GP, the “Flagship General Partners”). Noubar B. Afeyan, Ph.D. is one of our directors and is also the sole manager of Flagship Fund IV GP, Flagship Fund V GP and Flagship Opportunities GP. Dr. Afeyan may be deemed to possess sole voting and investment control over the shares held by the Flagship Funds. None of the Flagship General Partners and Dr. Afeyan directly own any of the shares held by the Flagship Funds, and each of the Flagship General Partners and Dr. Afeyan disclaims beneficial ownership of such shares except to the extent of its or his pecuniary interest therein. The address of the entities and individual listed above is 55 Cambridge Parkway, Suite 800E, Cambridge, MA 02142.

(10)
Consists of (a) 10,000 shares of common stock held by Dr. Cuss and (b) 230,000 shares of common stock underlying options exercisable within 60 days of May 31, 2022.

(11)
Consists of (a) 4,720,012 shares of common stock held directly by Mr. Epstein, (b) 2,800,815 shares of common stock underlying options held directly by Mr. Epstein exercisable within 60 days of May 31, 2022, and (c) 180,000 shares of common stock held by Three Opinions Foundation Inc. The address of the entities and individuals listed above is 17121 Collins Avenue, Apartment 2104, Sunny Isles Beach, FL 33160.

(12)
Consists of: (a) 2,500 shares of common stock held by Dr. Sohn and (b) 230,000 shares of common stock underlying options exercisable within 60 days of May 31, 2022.

(13)
Consists of: (a) 25,000 shares of common stock held by Sir Jonathan R. Symonds and (b) 270,000 shares of common stock underlying options exercisable within 60 days of May 31, 2022.

(14)
Consists of (a) 43,483,622 shares of common stock and (b) 8,982,107 shares of common stock underlying options exercisable within 60 days of May 31, 2022.

PROPOSAL 2 — APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING
Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.
Board Recommendation
The Board recommends a vote FOR the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

HOUSEHOLDING OF PROXY MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including this proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Rubius Therapeutics, Inc., 399 Binney Street, Suite 300, Cambridge, Massachusetts 02139, Attention: Corporate Secretary, telephone: (617) 679-9600. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than November 30, 2022. However, if the date of the 2023 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Rubius Therapeutics, Inc., 399 Binney Street, Suite 300, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to our Board or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our Amended and Restated Bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting (i) by or at the direction of the Board or (ii) by a stockholder who was a stockholder of record at the time of giving notice, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which public disclosure of the date of such annual meeting was made. For stockholder proposals to be brought before the 2023 annual meeting of stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than January 12, 2023 and no later than February 11, 2023. Stockholder proposals and the required notice should be addressed to Rubius Therapeutics, Inc., 399 Binney Street, Suite 300, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.
To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees in connection with our 2023 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 13, 2023.
OTHER MATTERS
Our Board does not know of any other matters to be brought before the Special Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Appendix A
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
RUBIUS THERAPEUTICS, INC.
Pursuant to Section 242
of the General Corporation Law
of the State of Delaware
Rubius Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”),
DOES HEREBY CERTIFY:
1.   The name of the Corporation is Rubius Therapeutics, Inc.  The date of the filing of its original Certificate of Incorporation (the “Original Certificate”) with the Secretary of State of the State of Delaware was April 26, 2013.  The name under which the Corporation filed the Original Certificate was VL26, Inc.
2.   That the Board of Directors of the Corporation duly adopted resolutions in accordance with Section 242 of the DGCL proposing to amend the Amended and Restated Certificate of Incorporation, and declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, which resolutions setting forth the proposed amendment is as follows:
RESOLVED, that the Corporation amend its Amended and Restated Certificate of Incorporation so that, as amended, the first paragraph of Article IV thereof shall be replaced in its entirety by the following paragraph:
“The total number of shares of capital stock which the Corporation shall have authority to issue is three hundred and ten million (310,000,000) of which (i) three hundred million (300,000,000) shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) ten million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).”
3.   That the foregoing amendment was approved by the holders of the requisite number of shares of the Corporation in accordance with Section 242 of the DGCL.
4.   That said amendment has been duly adopted in accordance with Section 242 of the DGCL.
[The remainder of this page is intentionally left blank]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its             this    day of            , 2022.
RUBIUS THERAPEUTICS, INC.
By:

Name:
Title:

A-2

RUBIUS THERAPEUTICS, INC. ATTN: CORPORATE SECRETARY399 BINNEY STREET, SUITE 300 CAMBRIDGE, MASSACHUSETTS 02139SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 07/06/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 07/06/2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYThe Board of Directors recommends you vote FORProposals 1 and 2. For Against Abstain1. The amendment of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 150,000,000 to 300,000,000.2. The approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.NOTE: Such other business as may properly come before the meeting or any postponement, continuation or adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.0 0 00 0 0Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Materials are available at www.proxyvote.comRUBIUS THERAPEUTICS, INC.Special Meeting of Stockholders July 7, 2022 9:00 AM ETPROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RUBIUS THERAPEUTICS, INC.The undersigned hereby appoints Pablo J. Cagnoni, M.D. and Jose Carmona, and each of them, with the power to act without the other and with the power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Rubius Therapeutics, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at 9:00 AM ET on July 7, 2022 at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210, or any postponement, continuation or adjournment thereof, with all powers which the undersigned would possess if present at the Special Meeting.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.Continued and to be signed on reverse side